AMENDMENT NO. 1 TO

                         MANAGEMENT AGREEMENT (A CLASS)

         THIS AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT (A CLASS) is made as of the 27th day of February, 2004, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies are parties to a certain Management Agreement (A Class) dated September 3, 2002 (the "Agreement"); and

         WHEREAS, the Board of Trustees of American Century Municipal Trust have determined that it is in the best interests of the Trust to add a A Class of shares for Arizona Municipal Bond Fund and Florida Municipal Bond Fund (the "Funds"); and

         WHEREAS, the parties desire to amend the Agreement to add the A Class of shares for the Funds;

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

                  1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

                  2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 1.

                  3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

                  4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


               AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                      AMERICAN CENTURY INVESTMENT TRUST
                       AMERICAN CENTURY MUNICIPAL TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    AMERICAN CENTURY TARGET MATURITIES TRUST



                                    By:  ______________________________
                                    Name:  Charles A. Etherington
                                    Title: Vice President of each



                                   Attest: ______________________________
                                    Name: Anastasia H. Enneking
                                    Title:  Assistant Secretary of each


                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.



                                    By:  ______________________________
                                    Name:  David C. Tucker
                                    Title:    Senior Vice President



                                   Attest: ______________________________
                                    Name:  Anastasia H. Enneking
                                    Title:   Assistant Secretary

                              Exhibit A

             Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                Date

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                 September 3, 2002

American Century Investment Trust
         Prime Money Market Fund                              September 3, 2002
         Diversified Bond Fund                                September 3, 2002
         High-Yield Fund                                      September 3, 2002

American Century Municipal Trust
         High-Yield Municipal Fund                            September 3, 2002
         Arizona Municipal Bond Fund                          February 27, 2004
         Florida Municipal Bond Fund                          February 27, 2004


Dated:  February 27, 2004

                                    Exhibit B

                          Series Investment Categories

Investment Category                 Series

Bond Funds                          California High-Yield Municipal Fund
                                    High-Yield Municipal Fund
                                    High-Yield Fund
                                    Diversified Bond Fund
                                    Arizona Municipal Bond Fund
                                    Florida Municipal Bond Fund

Investment Category                 Series

Equity Funds                        none

Investment Category                 Series

Money Market Funds                  Prime Money Market Fund


Dated:  February 27, 2004

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2500%
                           Next $1 billion                    0.2070%
                           Next $3 billion                    0.1660%
                           Next $5 billion                    0.1490%
                           Next $15 billion                   0.1380%
                           Next $25 billion                   0.1375%
                           Thereafter                         0.1370%


                                Schedule 2 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2700%
                           Next $1 billion                    0.2270%
                           Next $3 billion                    0.1860%
                           Next $5 billion                    0.1690%
                           Next $15 billion                   0.1580%
                           Next $25 billion                   0.1575%
                           Thereafter                         0.1570%


                                Schedule 3 Funds:
                             Prime Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3700%
                           Next $1 billion                    0.3270%
                           Next $3 billion                    0.2860%
                           Next $5 billion                    0.2690%
                           Next $15 billion                   0.2580%
                           Next $25 billion                   0.2575%
                           Thereafter                         0.2570%

                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
                           Arizona Municipal Bond Fund
                           Florida Municipal Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2800%
                           Next $1 billion                    0.2280%
                           Next $3 billion                    0.1980%
                           Next $5 billion                    0.1780%
                           Next $15 billion                   0.1650%
                           Next $25 billion                   0.1630%
                           Thereafter                         0.1625%


                                Schedule 2 Funds:
                      California High-Yield Municipal Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3100%
                           Next $1 billion                    0.2580%
                           Next $3 billion                    0.2280%
                           Next $5 billion                    0.2080%
                           Next $15 billion                   0.1950%
                           Next $25 billion                   0.1930%
                           Thereafter                         0.1925%

                                Schedule 3 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3600%
                           Next $1 billion                    0.3080%
                           Next $3 billion                    0.2780%
                           Next $5 billion                    0.2580%
                           Next $15 billion                   0.2450%
                           Next $25 billion                   0.2430%
                           Thereafter                         0.2425%

                       Category Fee Schedules: Bond Funds
                                   (continued)


                                Schedule 4 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6100%
                           Next $1 billion                    0.5580%
                           Next $3 billion                    0.5280%
                           Next $5 billion                    0.5080%
                           Next $15 billion                   0.4950%
                           Next $25 billion                   0.4930%
                           Thereafter                         0.4925%


                                Schedule 5 Funds:
                            High-Yield Municipal Fund
                              Diversified Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.4100%
                           Next $1 billion                    0.3580%
                           Next $3 billion                    0.3280%
                           Next $5 billion                    0.3080%
                           Next $15 billion                   0.2950%
                           Next $25 billion                   0.2930%
                           Thereafter                         0.2925%


                                Schedule 6 Funds:
                                 High-Yield Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6600%
                           Next $1 billion                    0.6080%
                           Next $3 billion                    0.5780%
                           Next $5 billion                    0.5580%
                           Next $15 billion                   0.5450%
                           Next $25 billion                   0.5430%
                           Thereafter                         0.5425%

                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.5200%
                           Next $5 billion                    0.4600%
                           Next $15 billion                   0.4160%
                           Next $25 billion                   0.3690%
                           Next $50 billion                   0.3420%
                           Next $150 billion                  0.3390%
                           Thereafter                         0.3380%

                                Schedule 2 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.7200%
                           Next $5 billion                    0.6600%
                           Next $15 billion                   0.6160%
                           Next $25 billion                   0.5690%
                           Next $50 billion                   0.5420%
                           Next $150 billion                  0.5390%
                           Thereafter                         0.5380%


Dated:  February 27, 2004

                                       D-1
                                    Exhibit D

                              Complex Fee Schedule

                           Complex Assets                     Fee Rate
                           --------------                     --------
                           First $2.5 billion                 0.3100%
                           Next $7.5 billion                  0.3000%
                           Next $15.0 billion                 0.2985%
                           Next $25.0 billion                 0.2970%
                           Next $50.0 billion                 0.2960%
                           Next $100.0 billion                0.2950%
                           Next $100.0 billion                0.2940%
                           Next $200.0 billion                0.2930%
                           Next $250.0 billion                0.2920%
                           Next $500.0 billion                0.2910%
                           Thereafter                         0.2900%


Dated:  February 27, 2004